UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — September 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Liquidity Fund

Annual report 9|30|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Liquidity Fund

Annual report
9 | 30 | 10

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Trustee approval of management contract	12

Other information for shareholders	16

Financial statements	17

Federal tax information	32

Shareholder meeting results	33

About the Trustees	34

Officers	36

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Investment return will fluctuate. Performance assumes reinvestment of distributions. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. Class P shares do not bear an initial sales charge. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Interview with your fund’s portfolio managers

Joanne Driscoll and Jonathan Topper

Financial markets have experienced a flight to quality since the spring of 2010. What contributed to the change in investor sentiment?

Joanne: By late March, concerns about the sovereign debt crisis in Europe and the potential slowdown in China’s growth began to weigh on investor confidence. Fearing that the debt crisis might spread beyond the European Union, stifle the fledgling recovery, and push the world economy into a double-dip recession, investors sold higher-risk securities in favor of safe-harbor investments. Consequently, securities perceived as risky or volatile lost ground to more defensive investments.

Investor nervousness sparked a big selloff in equities, making the second quarter of 2010 the worst for stocks since the final three months of 2008 when the global financial crisis destabilized markets. Bond funds and traditional safe havens, such as money market funds, benefited from the more cautious psychology. During the third quarter, U.S. and world markets did rebound, however.

How did Putnam Money Market Liquidity Fund perform in this environment?

Jonathan: The fund performed in line with the current interest-rate environment. We have historically low yields as a result of the Fed’s [Federal Reserve Board’s] aggressive easing of short-term interest rates in an effort to promote liquidity and stimulate economic growth. For the 12 months ended September 30, 2010, the fund’s class P shares returned 0.19% at NAV [net asset value]. The average return for funds in its Lipper peer group was 0.08%.

Given the Fed’s decision to hold interest rates steady at a target range of 0.0% to 0.25% throughout the reporting period, it

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

is not surprising that the fund’s 7-day yield remained in a similar range throughout the fiscal year. The 7-day yield stood at 0.15% on September 30, 2010, compared with 0.29% at the start of the reporting period on October 1, 2009.

New money market regulations were introduced in 2010. What are the new rules, and how are they affecting the management of the fund?

Joanne: In the aftermath of the financial crisis in late 2008, money market regulation came under scrutiny — prompting the SEC [Securities and Exchange Commission] to work closely with money market fund managers, regulators, central bankers, and ratings agencies to improve the way the money market functions. Consequently, changes to what is known as Rule 2a-7, the SEC rule that dictates the guidelines for money market fund operations, were established in early 2010. All U.S. money market funds were required to be in full compliance by May 2010.

By making these changes, the SEC was attempting to increase money market stability and protect shareholders from future market distress. The changes are designed to reduce the risk that a money market fund will “break the buck,” or see its NAV fall below $1.00. The enhanced rules contained numerous new requirements that focused primarily on liquidity, quality, and reporting standards. For example, to be in compliance, money market funds need to maintain minimum levels of daily and weekly liquidity to ensure significant redemptions can be met without affecting remaining shareholders. Also, higher credit-quality standards and shorter duration of the underlying investments are now required for non-government money market securities. Funds are also required to do regular “stress-testing” for various market scenarios.

Allocations are represented as a percentage of portfolio value. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

With its goal of making money market funds safer, the SEC is doing something positive for the money market industry as a whole. However, increased safety (and less risk) can mean lower yields. Furthermore, with the stricter maturity requirements, our ability to extend out on the yield curve to capture higher yields may be more limited. As such, the portfolio’s WAM, or weighted average maturity, rose slightly during the period, but it still remained well below historical levels for such a low-interest-rate environment and reflects our efforts to comply with the stricter maturity limits set by the new SEC regulations. On September 30, 2010, the fund’s WAM was 43 days compared with 40 days at the end of the prior fiscal year on September 30, 2009.

What was your strategy to capture income during the period?

Jonathan: Concerns remained elevated regarding the European economy for much of the period. Greece, Ireland, Portugal, Spain, and Italy continued to suffer economic weakness and severe debt issues, and prices of their respective short-term debt fluctuated greatly. Outside Europe, the money market universe remained highly sensitive, reacting with heightened risk aversion to negative headlines throughout the year. This created a very volatile market in credit-related investments. Since we strive to maintain a stable $1.00 net asset value and given the new guidelines dictated by Rule 2a-7 to protect shareholders, we maintained a high allocation of Treasury securities and increased the fund’s investments in repurchase agreements, which are collateralized by government, agency, and corporate securities. We will continue to look for opportunities where we see value in non-government securities, but given the current volatility in the market, we think investors need to be properly compensated for that risk.

What fund holdings exemplified your strategy during the period?

Joanne: The global financial system continues to be highly interconnected. During the period, the fund was exposed to large, creditworthy banks, such as JPMorgan Chase, Bank of America, and Westpac Banking, with tight maturity limits. Our conservative stance was driven by general macroeconomic uncertainty, and more specifically, by threats related to regulatory and policy developments and concern over the creditworthiness of foreign banks affected by Europe’s sovereign debt pressures.

The sovereign debt stress from Europe remains an influence on our overall bank

Credit qualities are shown as a percentage of portfolio value as of 9/30/10. A bond rated P-1 for Moody’s, A-1 for Standard & Poor’s, or F1 for Fitch or, if unrated, deemed to be of comparable quality by Putnam, is considered a Tier 1 security under SEC rules. Ratings will vary over time. The fund itself has not been rated by an independent rating agency.

positioning. Looking at underlying bank fundamentals, we continue to see a relatively stable picture, however. Asset-quality measures show improving trends. Profits are being retained and are helping to build capital. These positive developments are somewhat offset by the banks’ underlying revenue weakness with soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business.

We continue to find attractive opportunities in the ABCP [asset-backed commercial paper] market. The ABCP issuers that we consider appropriate investments must be backed by diversified high-quality financial assets, must maintain ample third-party structural support, and must have strong management and sponsorship. Straight-A Funding exemplifies our strategy in this market.

Do you expect the financial markets will remain uncertain into 2011?

Jonathan: Yes. The U.S. recovery continues to be threatened by persistent high unemployment, the negative effects of a stronger dollar on exports, and broader concerns about global economic growth. While a deceleration in the pace of U.S. recovery at this stage could be considered normal, we do not see hard evidence that economic growth is reversing, or that profits are shrinking. In our view, market inflection points have been triggered by subtle changes in psychology rather than facts, and it has caused a disproportionate amount of skepticism that has become self-reinforcing at least in the near term.

Indeed, in our view, some of the forces that have driven the economic recovery are waning. Fiscal stimulus that was concentrated in the first half of 2010 is dwindling. Businesses’ inventory replenishment also seems to have run its course. We believe the role of psychology may take on special prominence in the months ahead. Should market volatility seriously dampen consumers’ spirits, their caution may turn the economic expansion into a contraction. We are particularly concerned about sectors leveraged to housing, where the expiration of homebuyer tax credits on April 30, 2010, has exacerbated inherent weakness.

At its August meeting, the Federal Open Market Committee acknowledged that

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

the pace of recovery had slowed in recent months, and voted to maintain its accommodative monetary policy. Federal Reserve Chairman Ben Bernanke also said during the reporting period that the central bank “will do all that it can” to ensure that the economic recovery continues.

In this climate, we believe that strategies to reduce volatility and downside risk remain just as important as finding income. We will continue to monitor the money market universe for opportunities. But we plan to maintain the fund’s conservative investments in government securities because we believe the risk and reward profile of non-government investments remains limited for the near future.

Joanne and Jonathan, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Consider these risks before investing:

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Portfolio Manager Joanne Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan Topper is a Money Market Specialist at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for the definition of the share class offered by your fund.

Fund performance Total return for periods ended 9/30/10

Class P
(inception date)	(4/13/09)

NAV

Life of fund	0.34%
Annual average	0.23

1 year	0.19

Current yield (end of period)*	NAV

Current 7-day yield	0.15%

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, this fund may have had expense limitations, without which returns and yields would have been lower.

Comparative Lipper returns For periods ended 9/30/10

Lipper Institutional Money Market Funds
category average*

Life of fund	0.20%
Annual average	0.13

1 year	0.08

Lipper results should be compared with fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 9/30/10, there were 325 and 318 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/10

Distributions	Class P

Number	12

Income	$0.001901

Capital gains	—

Total	$0.001901

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P

Net expenses for the fiscal year ended 9/30/09*	0.05%

Total annual operating expenses for the fiscal year ended 9/30/09	0.30%

Annualized expense ratio for the six-month period ended 9/30/10†	0.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to waive the fund’s management fee through 6/30/11.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Liquidity Fund from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.25

Ending value (after expenses)	$1,000.90

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.25

Ending value (after expenses)	$1,024.82

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They bear no management fee and are available only to other Putnam funds.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 14th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds).

The Trustees considered that most Putnam funds (although not your fund) currently have breakpoints in their management fees that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a very limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Money Market Liquidity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Money Market Liquidity Fund (the “fund”), a series of Putnam Funds Trust (the “Trust”), including the fund’s portfolio, as of September 30, 2010, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended September 30, 2010 and the period from April 13, 2009 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Money Market Liquidity Fund as of September 30, 2010, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2010

The fund’s portfolio 9/30/10

U.S. TREASURY		Maturity	Principal
OBLIGATIONS (61.6%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.235	8/25/11	$50,000,000	$49,893,172

U.S. Treasury Bills	0.235	7/28/11	80,000,000	79,843,667

U.S. Treasury Bills	0.193	5/5/11	50,000,000	49,942,250

U.S. Treasury Bills	0.250	4/7/11	72,000,000	71,906,188

U.S. Treasury Bills	0.192	3/17/11	100,000,000	99,910,933

U.S. Treasury Bills	0.195	2/10/11	50,000,000	49,964,250

U.S. Treasury Bills	0.161	12/23/10	100,000,000	99,962,996

U.S. Treasury Bills	0.209	12/16/10	50,000,000	49,977,992

U.S. Treasury Bills	0.157	11/18/10	145,000,000	144,970,895

U.S. Treasury Bills	0.185	11/12/10	150,000,000	149,971,825

U.S. Treasury Bills	0.136	11/4/10	272,000,000	271,967,582

U.S. Treasury Bills	0.147	10/28/10	400,000,000	399,967,703

U.S. Treasury Bills	0.164	10/21/10	650,000,000	649,958,187

U.S. Treasury Bills	0.126	10/14/10	275,000,000	274,988,932

U.S. Treasury Bills	0.133	10/7/10	525,000,000	524,993,146

U.S. Treasury Notes [k]	4.750	3/31/11	50,000,000	51,091,788

U.S. Treasury Notes [k]	4.250	10/15/10	88,000,000	88,137,681

U.S. Treasury Notes [k]	1.500	10/31/10	150,000,000	150,162,259

U.S. Treasury Notes [k]	1.000	9/30/11	30,000,000	30,202,455

U.S. Treasury Notes [k]	1.000	8/31/11	10,000,000	10,063,677

U.S. Treasury Notes [k]	1.000	7/31/11	50,000,000	50,299,177

U.S. Treasury Notes [k]	0.875	2/28/11	50,000,000	50,117,653

U.S. Treasury Notes [k]	0.875	12/31/10	50,000,000	50,082,913

Total U.S. treasury obligations (cost $3,448,377,321)				$3,448,377,321

REPURCHASE AGREEMENTS (23.5%)*	Principal amount	Value

Interest in $486,000,000 joint tri-party repurchase agreement dated September 30, 2010 with JPMorgan Securities, Inc. due October 1,
2010 — maturity value of $254,002,822 for an effective yield of 0.40%
(collateralized by various mortgage backed securities with coupon rates ranging from 3.50% to 12.50% and due dates ranging from March 1, 2011
to August 5, 2050, valued at $495,721,493)	$254,000,000	$254,000,000

Interest in $100,000,000 joint tri-party repurchase agreement dated
September 30, 2010 with Citigroup Global Markets, Inc. due October 1,
2010 — maturity value of $53,500,520 for an effective yield of 0.35%
(collateralized by various corporate bonds and notes with coupon rates ranging from zero % to 7.50% and due dates ranging from November 15,
2010 to April 1, 2039, valued at $105,000,000)	53,500,000	53,500,000

Interest in $87,500,000 joint tri-party repurchase agreement dated
September 30, 2010 with JPMorgan Securities, Inc. due October 1,
2010 — maturity value of $36,000,350 for an effective yield of 0.35%
(collateralized by various corporate bonds and notes with coupon rates ranging from zero % to 7.75% and due dates ranging from March 1, 2011
to September 15, 2040, valued at $91,875,827)	36,000,000	36,000,000

REPURCHASE AGREEMENTS (23.5%)* cont.	Principal amount	Value

Interest in $86,500,000 joint tri-party repurchase agreement dated
September 30, 2010 with Bank of America Securities, Inc. due October 1,
2010 — maturity value of $35,000,311 for an effective yield of 0.32%
(collateralized by various corporate bonds and notes with coupon rates ranging from zero % to 6.15% and due dates ranging from March 1, 2013
to September 30, 2015, valued at $90,825,000)	$35,000,000	$35,000,000

Interest in $425,000,000 joint tri-party repurchase agreement dated
September 30, 2010 with Citigroup Global Markets, Inc. due October 1,
2010 — maturity value of $275,149,293 for an effective yield of 0.30%
(collateralized by various mortgage backed securities with coupon rates ranging from 2.68% to 6.50% and due dates ranging from September 1,
2013 to June 1, 2040, valued at $433,500,000)	275,147,000	275,147,000

Interest in $63,000,000 joint tri-party repurchase agreement dated
September 30, 2010 with Deutsche Bank Securities, Inc. due October 1,
2010 — maturity value of $38,000,317 for an effective yield of 0.30%
(collateralized by various corporate bonds and notes with coupon rates ranging from zero % to 7.25% and due dates ranging from July 28, 2011
to May 27, 2040, valued at $66,150,001)	38,000,000	38,000,000

Interest in $387,233,000 joint tri-party repurchase agreement dated
September 30, 2010 with Bank of America Securities, Inc. due October 1,
2010 — maturity value of $112,000,871 for an effective yield of 0.28%
(collateralized by various mortgage backed securities with coupon rates ranging from 3.92% to 6.00% and due dates ranging from June 1, 2023
to September 1, 2040, valued at $394,977,661)	112,000,000	112,000,000

Interest in $175,000,000 joint tri-party repurchase agreement dated
September 30, 2010 with Deutsche Bank Securities, Inc. due October 1,
2010 — maturity value of $100,000,778 for an effective yield of 0.28%
(collateralized by various mortgage backed securities with coupon rates ranging from 4.00% to 7.00% and due dates ranging from May 1, 2021
to June 1, 2040, valued at $178,500,000)	100,000,000	100,000,000

Interest in $398,327,000 joint tri-party repurchase agreement dated
September 30, 2010 with Goldman Sachs & Co., due October 1, 2010 —
maturity value of $113,371,882 for an effective yield of 0.28%
(collateralized by various mortgage backed securities with coupon rates ranging from 3.50% to 8.00% and due dates ranging from November 1,
2018 to November 1, 2047, valued at $406,293,540)	113,371,000	113,371,000

Interest in $300,000,000 joint tri-party repurchase agreement dated
September 30, 2010 with Credit Suisse First Boston Securities, Inc. due
October 1, 2010 — maturity value of $300,002,000 for an effective yield of 0.24% (collateralized by a single U.S. Treasury Note with a coupon rate
of 1.75% and a due date of January 31, 2014, valued at $306,001,662)	300,000,000	300,000,000

Total repurchase agreements (cost $1,317,018,000)		$1,317,018,000

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (10.8%)*	Yield (%)	date	amount	Value

Fannie Mae discount notes	0.180	11/24/10	$45,000,000	$44,987,850

Fannie Mae discount notes	0.180	11/22/10	45,000,000	44,988,300

Fannie Mae discount notes	0.185	11/10/10	54,743,000	54,731,961

Fannie Mae discount notes	0.170	11/3/10	19,248,000	19,245,001

Fannie Mae discount notes	0.170	10/27/10	12,000,000	11,998,527

Federal Farm Credit Bank FRB Ser. 1	0.266	2/28/11	21,300,000	21,300,000

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (10.8%)* cont.	Yield (%)	date	amount	Value

Federal Home Loan Bank	0.170	10/29/10	$87,000,000	$86,988,497

Federal Home Loan Bank	0.170	10/27/10	93,000,000	92,988,582

Federal Home Loan Bank unsec. bonds FRN
Ser. 1	0.228	11/8/10	25,000,000	25,000,000

Federal Home Loan Bank unsec. bonds FRN
Ser. 2	0.202	11/19/10	20,000,000	19,999,463

Federal Home Loan Mortgage Corp.	0.180	11/22/10	62,600,000	62,583,724

Federal Home Loan Mortgage Corp.	0.170	10/20/10	100,175,000	100,166,012

Federal National Mortgage Association
discount notes	0.321	11/15/10	8,000,000	7,996,800

Freddie Mac discount notes	0.280	10/5/10	13,496,000	13,495,580

Total U.S. government agency obligations (cost $606,470,297)				$606,470,297

ASSET-BACKED		Maturity	Principal
COMMERCIAL PAPER (1.4%)*	Yield (%)	date	amount	Value

Straight-A Funding, LLC	0.270	11/16/10	$15,000,000	$14,994,825

Straight-A Funding, LLC	0.230	10/21/10	19,000,000	18,997,572

Straight-A Funding, LLC	0.240	10/20/10	41,900,000	41,894,693

Total asset-backed commercial paper (cost $75,887,090)				$75,887,090

CERTIFICATES OF DEPOSIT (1.0%)*		Maturity	Principal
	Yield (%)	date	amount	Value

Lloyds TSB Bank PLC/New York, NY FRN
(United Kingdom)	0.758	5/6/11	$20,500,000	$20,500,000

Westpac Banking Corp. NY FRN (Australia)	0.298	11/3/10	35,400,000	35,400,000

Total certificates of deposit (cost $55,900,000)				$55,900,000

CORPORATE BONDS AND NOTES (1.0%)*		Maturity	Principal
	Yield (%)	date	amount	Value

JPMorgan Chase Bank NA sr. notes FRN	0.258	6/21/11	$30,000,000	$30,000,000

Westpac Banking Corp. 144A sr. unsec.
notes FRN (Australia)	0.308	7/1/11	25,000,000	25,000,000

Total corporate bonds and notes (cost $55,000,000)				$55,000,000

COMMERCIAL PAPER (0.6%)*		Maturity	Principal
	Yield (%)	date	amount	Value

Australia & New Zealand Banking
Group, Ltd. 144A (Australia)	0.306	11/23/10	$32,000,000	$32,000,000

Total commercial paper (cost $32,000,000)				$32,000,000

TOTAL INVESTMENTS

Total investments (cost $5,590,652,708)				$5,590,652,708

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $5,594,201,773.

k The rates shown are the current interest rates at the close of the reporting period.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$75,887,090	$—

Certificates of deposit	—	55,900,000	—

Commercial paper	—	32,000,000	—

Corporate bonds and notes	—	55,000,000	—

Repurchase agreements	—	1,317,018,000	—

U.S. government agency obligations	—	606,470,297	—

U.S. Treasury Obligations	—	3,448,377,321	—

Totals by level	$—	$5,590,652,708	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$5,590,652,708

Cash	1,856,523

Interest and other receivables	2,977,637

Total assets	5,595,486,868

LIABILITIES

Distributions payable to shareholders	748,925

Payable for investor servicing fees (Note 2)	46,461

Payable for custodian fees (Note 2)	22,485

Payable for Trustee compensation and expenses (Note 2)	60,132

Payable for administrative services (Note 2)	22,352

Payable for offering costs (Note 1)	38,749

Legal	100,085

Registration fees	195,523

Other accrued expenses	50,383

Total liabilities	1,285,095

Net assets	$5,594,201,773

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,594,129,141

Undistributed net investment income (Note 1)	83,311

Accumulated net realized loss on investments (Note 1)	(10,679)

Total — Representing net assets applicable to capital shares outstanding	$5,594,201,773

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($5,594,201,773 divided by 5,594,129,141 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INVESTMENT INCOME	$8,217,277

EXPENSES

Compensation of Manager (Note 2)	8,861,226

Investor servicing fees (Note 2)	356,648

Custodian fees (Note 2)	49,074

Trustee compensation and expenses (Note 2)	267,934

Administrative services (Note 2)	179,223

Registration fees	239,731

Auditing	106,181

Legal	264,723

Insurance	112,218

Amortization of offering costs (Note 1)	21,910

Other	19,923

Fees waived by Manager (Note 2)	(8,861,226)

Total expenses	1,617,565

Expense reduction (Note 2)	(1,692)

Net expenses	1,615,873

Net investment income	6,601,404

Net realized gain on investments (Notes 1 and 3)	204

Net gain on investments	204

Net increase in net assets resulting from operations	$6,601,608

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

		For the period 4/13/09
		(commencement of
		operations)
INCREASE IN NET ASSETS	Year ended 9/30/10	to 9/30/09

Operations:
Net investment income	$6,601,404	$3,251,122

Net realized gain (loss) on investments	204	(10,883)

Net increase in net assets resulting from operations	6,601,608	3,240,239

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(6,348,240)	(3,420,975)

Increase from capital share transactions (Note 4)	2,742,262,141	2,851,867,000

Total increase in net assets	2,742,515,509	2,851,686,264

NET ASSETS

Beginning of year (Note 4)	2,851,686,264	—

End of year (including undistributed net investment
income of $83,311 and distributions in excess of net
investment income of $169,853, respectively)	$5,594,201,773	$2,851,686,264

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:			RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	(%) [c]

Class P
September 30, 2010	$1.00	.0020	— [d]	.0020	(.0019)	(.0019)	$1.00	.19	$5,594,202.05		.19
September 30, 2009 †	1.00	.0014	— [d]	.0014	(.0015)	(.0015)	1.00	.15 *	2,851,686	.03 *	.14 *

* Not annualized.

† For the period April 13, 2009 (commencement of operations) to September 30, 2009.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual waiver of the funds management fee in effect during the period. As a result of such waiver, the management fee reflects a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.25%

September 30, 2009	0.12

d Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam Money Market Liquidity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a rate of current income as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing in a diversified portfolio of high-quality short-term debt obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are available only to other Putnam Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax returns for the prior fiscal year remains subject to examination by the Internal Revenue Service.

At September 30, 2010, the fund had a capital loss carryover of $10,679 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2017.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period ended, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$832,237
Capital loss carryforward	(10,679)

The aggregate identified cost on a financial reporting and tax basis is the same.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Offering costs The offering costs of $41,222 have been fully amortized on a straight-line basis over a twelvemonth period as of April 13, 2010. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund paid Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee was based on the following annual rate of 0.25% of average net assets. Putnam Management has agreed to waive its management fee from the fund through January 31, 2011. During the reporting period, the fund waived $8,861,226 as a result of this waiver.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,692 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,159, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $252,758,641,646 and $250,020,737,187, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

		For the period 4/13/09
		(commencement of operations)
	Year ended 9/30/10	to 9/30/09

Class P

Shares sold	26,495,645,884	12,046,669,099*

Shares issued in connection with
reinvestment of distributions	—	—

	26,495,645,884	12,046,669,099

Shares repurchased	(23,753,383,743)	(9,194,802,099)

Net increase	2,742,262,141	2,851,867,000

* Includes 2,144,822,425 received in a transfer of assets from Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in April 2009.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class*, as follows:

	Votes for	Votes withheld

Ravi Akhoury	2,566,689,700	3,929,918

Jameson A. Baxter	2,566,704,258	3,915,360

Charles B. Curtis	2,566,702,967	3,916,651

Robert J. Darretta	2,566,745,632	3,873,986

Myra R. Drucker	2,566,694,748	3,924,870

John A. Hill	2,566,712,158	3,907,460

Paul L. Joskow	2,566,754,802	3,864,816

Elizabeth T. Kennan †	2,566,690,713	3,928,905

Kenneth R. Leibler	2,566,733,552	3,886,066

Robert E. Patterson	2,566,763,419	3,856,199

George Putnam, III	2,566,693,850	3,925,768

Robert L. Reynolds	2,566,757,540	3,862,078

W. Thomas Stephens	2,566,760,127	3,859,491

Richard B. Worley	2,566,734,621	3,884,997

* Reflects votes with respect to election of Trustees by funds of the Trust through January 15, 2010.

† Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Francis J. McNamara, III
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited	Richard B. Worley
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Marketing Services	President	Judith Cohen
Putnam Retail Management		Vice President, Clerk and
One Post Office Square	Jonathan S. Horwitz	Assistant Treasurer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Michael Higgins
Custodian	Officer, Treasurer and	Vice President, Senior Associate
State Street Bank	Compliance Liaison	Treasurer and Assistant Clerk
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Assistant Clerk,
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer and
Proxy Manager
Independent Registered	Janet C. Smith
Public Accounting Firm	Vice President, Assistant	Susan G. Malloy
KPMG LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter,	Vice President
Vice Chairman
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta

This report is for the information of shareholders of Putnam Money Market Liquidity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN112 264130 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$41,281	$--	$3,150	$--
September 30, 2009*	$46,750	$--	$3,150	$--

* The fund commenced operations on April 13, 2009.

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,150 and $3,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements,and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ -	$ -	$ -	$ -
September 30, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010